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                          SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549-1004



                                       FORM 8-K

                                    CURRENT REPORT


                        Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934


            Date of Report (Date of earliest event reported) March 2, 1994


                            PARAMOUNT COMMUNICATIONS INC.
                (Exact name of registrant as specified in its charter)


                   Delaware                  1-5404              74-1330475
          (State or other jurisdiction of   (Commission      (I.R.S. Employer
          incorporation or organization)    File Number)    Identification No.)


               15 Columbus Circle
               New York, New York                           10023-7780
          (Address of principle executive offices)           (Zip code)



          Registrant's telephone number, including area code (212) 373-8000




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          Item 1.  Changes in Control of Registrant
                   --------------------------------


                    On December 13, 1993, the Board of Directors of

          Paramount Communications Inc. (the "Company") adopted procedures

          (the "Bidding Procedures") for the purpose of considering

          proposals to acquire the Company.  Pursuant to the Bidding

          Procedures, from December 20, 1993 through February 1, 1994,

          Viacom Inc. ("Viacom") and QVC Network, Inc. ("QVC") submitted a series of bids for the Company.  After the initial round of bidding, the Company entered into a merger agreement with QVC.

          Prior to the February 1 bidding deadline established by the

          Bidding Procedures, Viacom substantially improved its bid and the Company terminated the agreement with QVC and entered into a merger agreement with Viacom.

                    On February 1, 1994, both Viacom and QVC submitted

          their final proposals for the acquisition of the Company.

          Viacom's proposal consisted of a tender offer (the "Viacom

          Offer") for approximately 50.1% of the outstanding shares of the

          Company's Common Stock (the "Shares"), on a fully diluted basis, at

          $107 per Share to be followed by a merger (the "Viacom Second-Step

          Merger") in which each remaining Share would be converted into the right to receive (i) 0.93065 shares of Viacom Class B Common

          Stock, (ii) 0.93065 Contingent Value Rights, (iii) 0.5 three-year

          Warrants to purchase Viacom Class B Common Stock, (iv) 0.3 five-

          year Warrants to purchase Viacom Class B Common Stock and (v)

          $17.50 in principal amount of 8% exchangeable subordinated debentures of Viacom.




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                    QVC's proposal consisted of a tender offer (the "QVC

          Offer") for 50.1% of the outstanding Shares, on a fully diluted basis, at $104 per Share to be followed by a merger in which each remaining Share would be converted into the right to receive (i)

          1.2361 shares of QVC Common Stock, (ii) 0.2386 shares of a new series of 6% cumulative non-convertible exchangeable preferred stock and (iii) 0.32 ten-year Warrants to purchase QVC Common

          Stock.

                    At a meeting held on February 4, 1994, the Company's

          Board of Directors recommended that stockholders accept the

          Viacom Offer and reject the QVC offer.  At that time, the Company entered into an Amended and Restated Merger Agreement with Viacom

          (the "Restated Viacom Agreement").

                    As of midnight on February 14, 1994, approximately

          74.6% of the outstanding Shares, on a fully diluted basis, had been validly tendered pursuant to the Viacom Offer and not withdrawn.  As a result, pursuant to the Bidding Procedures, on

          February 15, 1994 Viacom waived certain conditions to the Viacom

          Offer and extended the offer until March 1, 1994 and QVC

          terminated the QVC offer.  Immediately after midnight on March 1,

          1994, all conditions to the Viacom Offer were deemed to have been satisfied and Viacom accepted for payment 61,657,432 of the

          Shares validly tendered and not withdrawn pursuant to the Viacom

          Offer, representing approximately 50.1% of the Shares on a fully diluted basis.

                    Pursuant to the Restated Viacom Merger Agreement, a

          special meeting of the Company's stockholders will be called to act on the Viacom Second-Step Merger.  The approval of holders of







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          a majority of all outstanding voting shares of both Viacom and the Company is required to approve the merger.  The approval by

          Viacom's stockholders is assured by means of a voting agreement between Viacom's parent corporation and the Company.  The

          approval by the Company's stockholders is assured because Viacom now owns a majority of the outstanding shares and a vote of such shares in favor of the merger is sufficient to ensure approval thereof.

                    The Restated Viacom Merger Agreement also provides that

          consummation of the Viacom Second-Step Merger is subject to certain customary conditions.

                    The Restated Viacom Merger Agreement provides that, if

          requested by Viacom, the Company shall, promptly following the acceptance for payment of the Shares pursuant to the Viacom Offer take all action necessary to cause a majority of the directors of the Company to be comprised of the designees of Viacom.  On March

          10, 1994 ten of the members of the Company's Board of Directors resigned.  On March 11, 1994, ten designees of Viacom were elected to the Company's Board of Directors.  The Viacom

          designees elected to the Board are:

                              George S. Abrams
                              Frank J. Biondi, Jr.
                              Philippe P. Dauman
                              William C. Ferguson
                              H. Wayne Huizenga
                              Ken Miller
                              Brent D. Redstone
                              Sumner M. Redstone
                              Frederic V. Salerno
                              William Schwartz






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                                                                          5
                    In addition, five previous members of the Company's

          Board of Directors continue as directors.  These five individuals are:

                              Martin S. Davis
                              Irving R. Fischer
                              Ronald L. Nelson
                              Donald Oresman
                              James A. Pattison

                    Information concerning the sources of funds used in the

          Viacom Offer is set forth in the following documents which are incorporated herein by reference and which are attached hereto as exhibits:

                    1.   The text under the caption "Financing of the Offer

          and the Merger" which appears on pages 3-5 of the Second

          Supplement to Viacom's Offer to Purchase dated January 7, 1994,

          which was filed as Exhibit 99(a)(41) to Amendment No. 20 to

          Viacom's Schedule 14D-1 filed on January 7, 1994.

                    2.   The text under the caption "Financing of the Offer

          and the Merger" which appears on page 5 of the Third Supplement to Viacom's Offer to Purchase dated January 18, 1994 which was filed as Exhibit 99(a)(53) to Amendment No. 25 to Viacom's

          Schedule 14D-1 which was filed on January 18, 1994.
















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          Item 7. Financial Statements and Exhibits
                  ---------------------------------



           (b) Exhibits



               99(a)  -  The text under the caption "Financing of the Offer and the Merger" which appears on pages 3-5 of the

                         Second Supplement to Viacom's Offer to Purchase

                         dated January 7, 1994, which was filed as Exhibit

                         99(a)(41) to Amendment No. 20 to Viacom's Schedule

                         14D-1 filed on January 7, 1994.

               99(b)  -  The text under the caption "Financing of the offer and the merger" which appears on page 5 of the

                         Third Supplement to Viacom's Offer to Purchase

                         dated January 18, 1994 which was filed as Exhibit

                         99(a)(53) to Amendment No. 25 to Viacom's Schedule

                         14D-1 which was filed on January 18, 1994.
























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                                      SIGNATURE

               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   PARAMOUNT COMMUNICATIONS INC.



                                   By:Donald Oresman
                                      ------------------------
                                      Donald Oresman
                                      Executive Vice President



          March 17, 1994








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                                  INDEX TO EXHIBITS
                                  -----------------


          Exhibit Number
          --------------

             99(a) The text under the caption "Financing of the Offer and the Merger" which appears on pages 3-5 of the Second Supplement to Viacom's Offer to Purchase dated January 7, 1994, which was filed as Exhibit 99(a)(41) to Amendment No. 20 to Viacom's Schedule 14D-1 filed on January 7, 1994.

             99(b) The text under the caption "Financing of the offer and the Merger" which appears on page 5 of the Third Supplement to Viacom's Offer to Purchase dated January 18, 1994 which was filed as Exhibit 99(a)(53) to Amendment No. 25 to Viacom's Schedule 14D-1 which was filed on January 18, 1994.